SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

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First United Corporation

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FIRST UNITED CORPORATION

19 South Second Street

Oakland, Maryland 21550-0009

(800) 470-4356

AMENDMENT NO. 1 TO DEFINITIVE PROXY STATEMENT

FOR THE 2019 ANNUAL MEETING OF SHAREHOLDERS

First United Corporation (the “Corporation”) files this Amendment No. 1 to the definitive proxy statement on Schedule 14A, filed on March 20, 2019 (the “Proxy Statement”), with respect to the 2019 annual meeting of shareholders to be held on May 16, 2019 at 10:00 a.m. at The Wisp Hotel – Crawford Room, 290 Marsh Hill Road, McHenry, Maryland 21541 for the purpose of correcting the table contained in the section thereof entitled “BENEFICIAL OWNERSHIP OF COMMON STOCK BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT”. After filing the Proxy Statement, the Company discovered that it inadvertently omitted information from the table regarding the beneficial ownership of the Corporation’s common stock by Jeffrey L. Gendell as of February 28, 2019 (the “Record Date”). That section of the Proxy Statement is amended and restated in its entirety to read as set forth below.

This Amendment No. 1 should be read in conjunction with the Proxy Statement. Except for the revision specifically discussed above, this Amendment No. 1 does not modify or update any other disclosures presented in the Proxy Statement. In addition, this Amendment No. 1 does not reflect events occurring after the date of the Proxy Statement or modify or update disclosures that may have been affected by subsequent events.

No changes are being made to the Proxy Card that accompanied the Proxy Statement. Accordingly, if you have already submitted a Proxy Card or otherwise provided voting instructions regarding the proposals to be presented at the 2019 Annual Meeting, you do not need to complete an additional Proxy Card or otherwise submit new voting instructions unless you wish to change your voting instructions with respect to such proposals. If you have already submitted a completed Proxy Card or otherwise provided voting instructions but wish to change your voting instructions regarding any of the proposals to be presented at the 2019 Annual Meeting, you may revoke your prior Proxy Card or change your voting instructions by: (i) executing a later dated Proxy Card; (ii) executing a later casted Internet or telephone vote with regard to the same shares; (iii) give written notice to Tonya K. Sturm, Secretary, First United Corporation, 19 S. Second Street, Oakland, Maryland 21550-0009; or (iv) give written notice to the Secretary in person at the 2019 Annual Meeting. Any shareholder who attends the 2019 Annual Meeting and revokes his/her proxy may vote in person. However, attendance by a shareholder at the 2019 Annual Meeting alone will not have the effect of revoking that shareholder’s validly executed Proxy Card.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY

PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth information as of the Record Date relating to the beneficial ownership of the Common Stock by (i) each person or group known by the Corporation to beneficially own more than five percent (5%) of the outstanding shares of Common Stock; (ii) each of the Corporation’s Directors, Director nominees and named executive officers (as defined in the section entitled “REMUNERATION OF EXECUTIVE OFFICERS”); and (iii) all Directors, Director nominees and executive officers of the Corporation as a group. Generally, a person “beneficially owns” shares if he or she has, or shares with others, the right to vote those shares or to invest (or dispose of) those shares, or if he or she has the right to acquire such voting or investment rights, within 60 days of the Record Date (such as by exercising stock options or similar rights). The percentages shown for 2019 were calculated based on 7,088,987 issued and outstanding shares of Common Stock, plus, for each named person, any shares that such person may acquire within 60 days of the Record Date. Except as otherwise noted, the address of each person named below is the address of the Corporation. So that shareholders can see how beneficial ownership has changed, the table also provides beneficial ownership as of February 28, 2018, which was the record date for the 2018 annual meeting of shareholders, and was taken from the proxy statement for that meeting.

	2019			2018
	Common Stock Beneficially Owned as of 02-28-2019		Percent of Outstanding Common Stock	Common Stock Beneficially Owned as of 02-28-2018
Directors, Nominees and Named Executive Officers:
John F. Barr	16,547		*	15,063
Brian R. Boal	6,791		*	5,791
M. Kathryn Burkey	41,229	(1)	*	40,160
Robert L. Fisher, II	4,963	(2)	*	6,512
Robert W. Kurtz	10,021	(3)	*	10,441
John W. McCullough	33,499		*	31,370
Elaine L. McDonald	32,212	(4)	*	31,147
Carissa L. Rodeheaver	9,165	(5)	*	9,138
Gary R. Ruddell	15,316	(6)	*	14,260
I. Robert Rudy	42,156	(7)	*	41,262
Jason B. Rush	10,751	(8)	*	10,709
Marisa A. Shockley	14,345		*	12,575
Robert G. Stuck	14,082		*	13,021
H. Andrew Walls	55,560	(9)	*	52,453

Directors, Nominees & Executive Officers as a group (14 persons)	306,637		4.3%	293,902

Jeffrey L. Gendell	407,609	(10)	5.7%	558,063

Total	714,246		10.1%

Notes:

*	Less than 1.0%.
(1)	Includes 277 shares owned in spouse’s estate.
(2)	Includes 1,793 shares of phantom stock held in a deferred compensation plan account (“Phantom Stock”). Each share of Phantom Stock represents a deemed investment of deferred compensation funds in one share of Common Stock and gives the officer the right to receive one share of Common Stock or the cash value thereof following the officer’s separation from service with the Corporation. The officer may transfer the funds held in the plan account into an alternative deemed investment option at any time.
(3)	Includes 3,027 shares owned jointly with spouse.
(4)	Includes 258 shares held by spouse’s IRA, 5,001 shares held in trust of which Mrs. McDonald is a beneficiary, and 1,000 shares held by grantor trust of which Mrs. McDonald is trustee and beneficiary, which shares are pledged to secure a line of credit.
(5)	Includes 283 shares held jointly with spouse, 17 shares held by spouse for benefit of a minor child, and 790 shares held in a 401(k) plan account. 5,000 shares are pledged to secure a loan.
(6)	Includes 520 shares owned by Ruddell, LLC of which Mr. Ruddell is owner.
(7)	Includes 1,033 shares owned jointly with spouse, 6,819 shares owned by spouse, 4,229 shares owned by daughters, and 2,000 shares of Phantom Stock in a deferred compensation plan account.
(8)	Includes 125 shares owned jointly with spouse.
(9)	Includes 14,854 shares owned by Morgantown Printing and Binding, Inc. of which Mr. Walls is owner.
(10)	The information is based on the Schedule 13G/A filed with the SEC on February 15, 2019 by Tontine Financial Partners, L.P., Tontine Management, L.L.C., Tontine Asset Associates, LLC and Mr. Gendell, with an address at 1 Sound Shore Drive, Suite 304, Greenwich, CT 06830.